Exhibit 99.1

Feasibility Study of an Implantable Cortical Stimulation System for Subjects with Major Depression

Brian Harris Kopell MD Department of Neurosurgery Medical College of Wisconsin

Financial and Conflict of Interest Disclosure

The study was sponsored by Northstar Neuroscience

No financial incentive or consultation fees were provided to study authors and investigators

The Legacy of Lobotomy

Lobotomy’s widespread use ultimately cast a shadow on psychiatric neurosurgery

The frontal lobe’s integral role in the manifestation of psychiatric behaviors/disease

Evolution of stereotactic lesion procedures and use of DBS

The Frontal Lobe

DLPFC (Brodmann 9, lateral 10, 46)

working memory and executive function

ability to suppress negative feelings and painful stimuli

DBS target for Depression: Cg25

- Subgenual cingulate (Cg25)
  - Mayberg et al. 2005
  - MD patients with hypermetabolism in Cg25 normalize or become hypometabolic with successful Rx
  - 6 patients implanted with MR-guidance
    - 6 month f/u:
      - 2 patient in remission
      - 2 patients met clinical response (50% reduction in HAMDRS)
      - 2 non-responders



Atlas Target
Pre-op MRI Target Localization
Post-op MRI Electrode Location
A
B
C
D
E
F



Baseline CBF PET All PT vs NC
3 months DBS CBF Change Responders
6 months DBS CBF Change Responders
Cg24
Cg25
F9
F47

Cg25 DBS: Imaging Results

Baseline FDG-PET was obtained in 5 patients

Elevated Cg25 metabolism

Seen in responders and non-responders

Decreased 9/46 metabolism

Repeat FDG-PET was obtained at 3 and 6 months of continuous stimulation in 4 patients

Decreased Cg25 metabolism

First to show changes

Non-responders and responders

Increased PF9/46 metabolism

Only responders

Decreased Hypothalamus, Anterior Insula, and PF10 metabolism

Only responders

Baseline CBF PET All PT vs NC

3 months CBS CBF Change Responders

6 months DBS CBF Change Responders

Brain stimulation target for depression: DLPFC

DLPFC rTMS

Recent double-blinded placebo controlled evidence

High frequency L DLPFC stimulation

Congruent with Mayberg, Drevets data

Currently undergoing evaluation for FDA approval

Brain stimulation target for depression: DLPFC

DLPFC

Renova cortical stimulation system

Multi-center US trial

MCW

U. Pittsburgh

MGH

12 patients

Epidural L DLPFC implant

Single-blinded

Sham controlled design

Caution: Investigational device. Limited by federal (or US) law to investigational use.

Study Protocol

Implant

Baseline

50 Hz Continuous Stimulation

Adaptive Protocol (see Figure 2)

Sham Stimulation

50 Hz Continuous Stimulation

Adaptive Protocol (see Figure 2)

-1 0 8 16 104

Study Week

Included Subjects

Gender

6 female, 6 male

Age (years)

48±6 (39-56)

Years since onset of MDD

27±10 (11-42)

Failed treatments

9.8±1.7 (7-13)

ECT treatments

10 of 12 subjects

16.5±23.2 (0-84)

Duration of current MDE (yrs)

6.9±8.1 (1.3-30)

Baseline HDRS

34.3±5.3 (27.8-46.4)

Baseline MADRS

32.2±4.0 (26.4-40.6)

Baseline GAF

42.0±5.3 (35-50)

Neuromodulation for Depression: patient comparison

rTMS

VNS

DBS

CS

Average failed treatments

1.6

3.5 (capped at 6)

>4

9.8

Duration of current MDE

1.1 years

4.1 years

5.6 years

6.9 years

Patients who had ECT

Excluded for failed ECT treatment

~50%

5/6

10/12

Surgical Target

Left Hemisphere

Posterior array 2 cm anterior to precentral sulcus

Inferior array above inferior frontal sulcus

Target area is middle third of middle frontal gyrus

Brodmann area 9/46

Target used in rTMS trials

Caution: Investigational device. Limited by federal (or US) law to investigational use.

Inferior to the Sulcus Frontalis Superior

Anterior to Precentral Sulcus

Middle Frontal Gyrus

Superior to the Sulcus Frontalis Inferior

Surgical Target

Caution: Investigational device. Limited by federal (or US) law to investigational use.

Subject Status

12 subjects implanted

11 subjects completed 8 wk primary endpoint

5 active stim, 6 sham stim

1 patient received rTMS during baseline period

Excluded in this data set

8 subjects completed 16 wk assessment

Stimulation parameters

Monopolar anodal stimulation

50 Hz

150 µsec biphasic pulses

Maximum current 6.5 mA

Guided by Working Memory Task

Caution: Investigational device. Limited by federal (or US) law to investigational use.

Active vs Sham Stimulation

clinician rated

		Baseline	Week 8
HDRS	Active	34.5±7.3	26.2±9.1 (-24±21%)
	Sham	34.0±3.0	32.6±3.8 (-3±17%)
MADRS	Active	34.0±4.7	23.0±6.5 (-33±14%)
	Sham	32.9±1.5	29.8±4.6 (-9±14%)
GAF	Active	42.6±7.2	51.4±8.2 (24±36%)
	Sham	40.2±5.0	45.4±7.6 (12±8%)


Active
Sham
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
HDRS
MADRS
GAF

Active vs Sham Stimulation

patient rated

Baseline

Week 8

Q-LES-Q

Active

40.8±12.7

50.4±18.9

(28±41%)

Sham

36.8±6.1

37.6±6.4

(4±22%)

100

90

80

70

60

50

40

30

20

10

0

Active

Sham

Active Stimulation (8wks) HDRS Results

Response Category

Responders

Classical Responders:

³50%

improvement in HDRS

2/10

(20%)

Clinical Responders: 25%-49%

improvement

2/10

(20%)

Classical or Clinical Responders:

4/10

(40%)

HDRS

%HDRS

Category

-24.0 -67% Classical Responder

-13.8 -50% Classical Responder

-13.2 -38% Clinical Responder

-9.4 -32% Clinical Responder

-8.4 -18%

-7.6 -23%

-5.0 -14%

0.4 1%

1.6 5%

1.8 5%

Active Stimulation (8wks) GAF Results

Response Category

Responders

Classical Responders: ³50%

improvement in GAF

2/10

(20%)

Clinical Responders: 25%-49%

improvement

2/10

(20%)

Classical or Clinical Responders:

4/10

(40%)

GAF

%GAF

Category

40 89% Classical Responder

30 86% Classical Responder

13 29% Clinical Responder

10 29% Clinical Responder

6 15%

5 13%

2 4%

2 5%

2 4%

0 0%

Active Stimulation (8 & 16 weeks)

HDRS MADRS GAF

90 80 70 60 50 40 30 20 10 0

Baseline 8 Weeks 16 Weeks

Comparison to rTMS

1 patient not included in data received rTMS (high frequency, LDPFC, 2/day, 3/week) during baseline

rTMS halted just before surgery

Sham stimulation aborted due to clinical deterioration

Patient commented that she knew she was “on” because she felt like she did when she was receiving rTMS

Change in HDRS after 8 weeks of stimulation versus electrode location

% Improvement in HDRS, 8wks of stim

-10 0 10 20 30 40 50 60

Distance from Precentral Sulcus (mm)

0 5 10 15 20 25 30

Baseline PET data preliminary results

Baseline FDG-PET acquired prior to implantation

Magnitude of decreased metabolism at LDLPFC (MFG) correlates with magnitude of improvement with active stimulation

MGH: D. Dougherty et al.

P<.001

Can this be used to improve patient selection?

p<.001

Conclusions

CS of L DLPFC appears safe

No significant complications

Neuropsychological follow-up is forthcoming

CS of the L DLPFC appears feasible

Effect appears to grow over time

Optimal site still unclear

More anterior arrays associated with greater effects

Use of fMRI/WMT to determine better site ?

Optimal parameters still unclear

Can we refine patient selection?

PET

Medical College of Wisconsin

Harold Harsch M.D.

Jerry Halverson M.D. (U. Wisconsin-Madison)

Charles Raney M.D.

Brian Kopell M.D.

Massachusetts General Hospital

Darin Dougherty M.D.

Karl Evans M.D.

Alvaro Pascual-Leone (Harvard/Beth Israel)

Emad Eskandar M.D.

University of Pittsburgh

Robert Howland M.D.

Michael Thase M.D. (Univ. of Pennsylvania)

Doug Kondziolka M.D.

Columbia University

Holly Lisanby M.D. (DSMB chair)